Flat Rock Opportunity Fund	Schedule of Investments
September 30, 2023(Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(d)(e)- 111.43%
Allegro CLO XIV, Ltd., Subordinated Notes	10.92%(f)	10/15/2034	$9,000,000	$5,670,009
ALM 2020, Ltd., Subordinated Notes	0.00%(f)	10/15/2029	8,000,000	2,885,296
Apidos CLO XXXIII, Subordinated Notes	15.23%(f)	10/24/2034	4,000,000	3,052,600
Ares LIX CLO, Ltd., Subordinated Notes	7.10%(f)	04/25/2034	8,000,000	5,082,515
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes	9.18%(f)	07/24/2034	8,000,000	5,170,328
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes	19.81%(f)	07/20/2033	3,240,000	3,034,854
Benefit Street Partners CLO XXV, Ltd., Subordinated Notes	12.13%(f)	01/15/2035	9,246,257	7,345,158
BlackRock Baker CLO 2021-1, Ltd., Class VDN	21.36%(f)	01/15/2034	7,347,140	3,882,965
BlackRock Elbert CLO V LLC, Subordinated Notes	17.09%(f)	06/15/2034	6,500,000	5,785,417
BlackRock Maroon Bells CLO XI LLC, Subordinated Notes	14.22%(f)	10/15/2034	7,643,312	3,463,936
Blackrock MT Hood CLO X LLC, Class VDN	18.82%(f)	04/20/2035	20,600,000	9,434,800
Brightwood Capital MM CLO 2023-1, Ltd., Class SUB1	14.48%(f)	10/15/2035	14,945,879	12,143,527
Churchill Middle Market CLO III, Ltd., Subordinated Notes	13.01%(f)	10/24/2033	21,500,000	15,605,514
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	15.74%(f)	01/23/2032	7,000,000	3,959,429
Dryden 33 Senior Loan Fund, Subordinated Notes	0.00%(f)	04/15/2029	10,000,000	10,998
Dryden 76 CLO, Ltd., Subordinated Notes	8.98%(f)	10/20/2034	11,300,000	6,916,864
Dryden 92 CLO, Ltd., Subordinated Notes	6.24%(f)	11/20/2034	10,000,000	5,914,192
Great Lakes CLO 2014-1, Ltd., Subordinated Notes	5.57%(f)	10/15/2029	26,740,000	14,469,529
Ivy Hill Middle Market Credit Fund XX, Ltd., Subordinated Notes	16.60%(f)	04/15/2035	15,000,000	14,926,500
KKR CLO 31, Ltd., Subordinated Notes	14.02%(f)	04/20/2034	6,000,000	4,474,262
Lake Shore MM CLO V LLC, Subordinated Notes	12.37%(f)	10/15/2034	22,400,000	12,617,631
LCM 32, Ltd., Subordinated Notes	4.43%(f)	07/20/2034	6,000,000	3,915,076
LCM 34, Ltd., Income Notes	6.15%(f)	10/20/2034	8,696,000	5,650,794
Maranon Loan Funding 2021-3, Ltd., Subordinated Notes	24.00%(f)	01/15/2034	10,000,000	4,107,950
Marble Point CLO XVIII, Ltd., Income Notes	9.15%(f)	10/15/2034	5,000,000	3,253,575
Marble Point CLO XX, Ltd., Income Notes	8.15%(f)	04/23/2034	6,000,000	3,724,140
New Mountain CLO 1, Ltd., Subordinated Notes	13.96%(f)	10/15/2034	10,520,364	8,672,164
Oaktree CLO 2019-2, Ltd., Subordinated Notes	28.49%(f)	04/15/2031	5,000,000	2,140,019
Oaktree CLO 2019-4, Ltd., Subordinated Notes	15.30%(f)	10/20/2032	9,000,000	5,328,911

Flat Rock Opportunity Fund	Schedule of Investments
September 30, 2023(Unaudited)

	Rate	Maturity	Principal Amount	Value
OCP CLO 2020-20, Ltd., Subordinated Notes	11.41%(f)	10/09/2033	$6,000,000	$4,303,040
Regatta Echo CLO Warehouse(g)(h)	17.30%(f)	05/12/2024	2,350,000	2,350,000
Sixth Street CLO XXI, Ltd., Subordinated Notes	2.89%(f)	10/15/2035	2,500,000	1,601,542
Symphony CLO 30, Ltd., Subordinated Notes	5.90%(f)	04/20/2035	9,227,500	8,029,696
TCP Whitney CLO, Ltd., Subordinated Notes	20.20%(f)	08/20/2033	11,500,000	6,641,833
TCP Whitney CLO, Ltd., Subordinated Notes Class SUB2	15.78%(f)	08/20/2033	3,575,762	2,505,169
TCW CLO 2021-2, Ltd., Income Notes	8.57%(f)	07/25/2034	7,000,000	4,194,837
TCW CLO 2021-2, Ltd., Subordinated Notes	8.51%(f)	07/25/2034	8,125,000	4,869,415
Voya CLO 2021-1, Ltd., Income Notes	9.81%(f)	07/15/2034	6,960,000	5,061,563
Voya CLO 2022-1, Ltd., Subordinated Notes	12.32%(f)	04/20/2035	8,000,000	6,773,257
Woodmont 2022-9 Trust, Subordinated Notes	22.13%(f)	04/25/2034	17,155,000	16,946,537

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $272,635,083)				$245,915,841

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)(d)(e)- 28.23%
Brightwood Capital MM CLO 2020-1, Ltd., Class ER	3M US SOFR + 8.72%	01/15/2031	6,500,000	6,267,759
Brightwood Capital MM CLO 2023-1, Ltd., Class D	3M US SOFR + 6.46%	10/15/2035	2,488,496	2,413,841
Brightwood Capital MM CLO 2023-1, Ltd., Class E	3M US SOFR + 10.36%	10/15/2035	5,804,225	5,702,651
Canyon Capital CLO 2017-1, Ltd., Class E	3M US SOFR + 6.51%	07/15/2030	2,000,000	1,770,250
Carlyle US CLO 2017-3, Ltd., Class D	3M US SOFR + 6.37%	07/20/2029	5,550,000	4,543,905
Monroe Capital MML CLO 2017-1, Ltd., Class E	3M US SOFR + 7.35%	04/22/2029	2,490,000	2,425,623
Monroe Capital MML CLO IX, Ltd., Class E	3M US SOFR + 8.70%	10/22/2031	1,625,000	1,598,966
Monroe Capital MML CLO VII, Ltd., Class E	3M US SOFR + 7.25%	11/22/2030	10,000,000	9,596,373
Monroe Capital MML CLO XII, Ltd., Class E	3M US SOFR + 8.11%	09/14/2033	2,000,000	1,841,976
Monroe Capital MML CLO XIV LLC, Class E	3M US SOFR + 10.02%	10/24/2034	6,000,000	5,998,949
Mount Logan Funding 2018-1 LP, Class ER	3M US SOFR + 8.72%	01/22/2033	$4,250,000	$4,028,941
NewStar Fairfield Fund CLO, Ltd., Class DN	3M US SOFR + 7.64%	04/20/2030	3,000,000	2,809,662
Octagon Investment Partners XV, Ltd., Class ER	3M US SOFR + 7.26%	07/19/2030	2,885,000	2,548,720
OZLM VI, Ltd., Class DS	3M US SOFR + 6.31%	04/17/2031	3,000,000	2,554,676
OZLM XX, Ltd., Class D	3M US SOFR + 6.06%	04/20/2031	3,500,000	2,906,554
Sound Point CLO XVI, Ltd., Class E	3M US SOFR + 6.36%	07/25/2030	5,450,000	3,655,600
VOYA CLO 2017-2, Class D	3M US SOFR + 6.28%	06/07/2030	1,925,000	1,641,443

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $61,401,897)				$62,305,889

Flat Rock Opportunity Fund	Schedule of Investments
September 30, 2023(Unaudited)

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 3.43%
Money Market Fund - 3.43%
First American Government Obligations Fund	(7 Day Yield 5.26%)	7,569,287	$7,569,287

TOTAL SHORT TERM INVESTMENTS
(Cost $7,569,287)			$7,569,287

TOTAL INVESTMENTS – 143.09%
(Cost $341,606,266)			$315,791,017
LIABILITIES IN EXCESS OF OTHER ASSETS - (43.09)%			(95,093,254)
NET ASSETS - 100.00%			$220,697,763

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $245,915,842, which represents 111.43% of net assets as of September 30, 2023.
(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility with certain funds and accounts managed by Eagle Point Credit Management, LLC (the “Credit Facility”). At September 30, 2023, the value of securities pledged amounted to $315,791,018, which represents approximately 143.09% of net assets.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.
(d)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $308,221,730, which represents 139.66% of net assets as of September 30, 2023.
(f)	Estimated yield.
(g)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.
(h)	As of September 30, 2023 the Fund has commitments related to its investment in this CLO (See Note 4).

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate

Libor Rates:
3M US SOFR - 3 Month US SOFR as of September 30, 2023 was 5.39%

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

September 30, 2023 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Preferred Shares: In accordance with ASC 480-10-25, the Fund’s mandatorily redeemable preferred stock have been classified as debt on the Statement of Assets and Liabilities.

Security Valuation: The Fund records its investments at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below. The Fund determines the NAV of its shares daily as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

The Fund’s Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Rule 2a-5 under the 1940 Act sets forth the requirements for determining fair value in good faith. Determining fair value in good faith requires (i) assessment and management of risks, (ii) establishment of fair value methodologies, (iii) testing of fair value methodologies, and (iv) evaluation of pricing services. The Board is responsible for fair value determination. The day-to-day implementation of the Fund’s fair valuation process is performed by Flat Rock Global, LLC (the “Adviser”), under the oversight and supervision of the Board, as described throughout these policies and procedures. The Adviser is not considered a valuation designee for purposes of the Valuation Rule.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. For purposes of this policy, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund primarily invests in the equity and, to a lesser extent, in the junior debt tranches of collateralized loan obligations (“CLOs”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models, which will incorporate key inputs including, but not limited to, assumptions for future loan default rates, recovery rates, prepayment rates, and discount rates - all of which are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions, as well as those of the Adviser. While the use of an independent third-party industry pricing service can be a source for valuing its CLO investments, the Adviser will not use the price provided by a third-party service if it believes that the price does not accurately reflect fair value, and will instead utilize another methodology outlined above to make its own assessment of fair value.

The Fund may also invest directly in senior secured loans of U.S. middle-market companies (“Senior Loans”) (either in the primary or secondary markets). The Fund’s Senior Loans are valued without accrued interest, and accrued interest is reported as income in the Fund’s statement of operations.

Certain of the Senior Loans held by the Fund will be broadly syndicated loans. Broadly syndicated loans will be valued by using readily available market quotations or indicative market quotations provided by an independent, third-party pricing service.

For each Senior Loan held by the Fund, that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser will employ the methodology it deems most appropriate to fair value the Senior Loan. For the period before such a Senior Loan begins providing quarterly financial updates, the Senior Loan’s fair value will usually be listed as the cost at which the Fund purchased the Senior Loan. For all other such Senior Loans, the Adviser will fair value each of these on a quarterly basis after the underlying portfolio company has reported its most recent quarterly financial update. These fair value calculations involve significant professional judgment by the Adviser in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a Senior Loan may differ materially from the value that could be realized upon the sale of the Senior Loan. There is no single standard for determining the fair value of an investment. Accordingly, the methodologies the Adviser may use to fair value the Senior Loan may include: 1) fair values provided by an independent third-party valuation firm; 2) mark-to-model valuation techniques; and 3) matrix pricing.

For each Senior Loan that is either: 1) not a broadly syndicated loan; or 2) is a broadly-syndicated loan but has limited liquidity such that the Adviser determines that readily available or indicative market quotations do not reflect fair value, the Adviser may adjust the value of the Senior Loan between quarterly valuations based on changes in the capital markets. To do this, as a proxy for discount rates and market comparables, the Adviser may look to the Morningstar LSTA U.S. Leveraged Loan 100 Index (the “LSTA Index”). The LSTA Index is an equal value-weighted index designed to track the performance of the largest U.S. leveraged loan facilities. The LSTA Index is comprised of senior secured loans denominated in U.S. dollars that meet certain selection criteria. If there are significant moves in the LSTA Index, the Adviser may adjust the value of the Senior Loan using its discretion.

In addition, the values of the Fund’s Senior Loans may be adjusted daily based on changes to the estimated total return that the asset will generate. The Adviser will monitor these estimates and update them as necessary if macro or individual changes warrant any adjustments.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s investments under the fair value hierarchy levels as of September 30, 2023:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Collateralized Loan Obligations Equity	$–	$–	$245,915,841	245,915,841
Collateralized Loan Obligations Debt	–	–	62,305,889	62,305,889
Short Term Investments	7,569,287	–	–	7,569,287
Total	$7,569,287	$–	$308,221,730	$315,791,017

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of September 30, 2023:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2022	$238,148,256	$41,364,745	$279,513,001
Accrued discount/ premium	(5,144,691)	1,276,685	(3,868,006)
Realized Gain/(Loss)	-	471,708	471,708
Change in Unrealized Appreciation/(Depreciation)	(592,562)	1,549,431	956,869
Purchases	48,409,938	21,295,494	69,705,432
Sales Proceeds	(34,905,100)	(3,652,174)	(38,557,274)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of September 30, 2023	$245,915,841	$62,305,889	$308,221,730
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2023	$(592,562)	$1,549,431	$956,869

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2023:

Assets	Fair Value as of 9/30/23	Valuation Techniques / Methodologies	Unobservable Input	Range / Weighted Average (2)	Impact to Valuation from an Increase in Input (3)
Collateralized Loan Obligations Equity	$199,020,320	Market Quotes	NBIB (1)	36.1% - 103.0% / 69.85%	N/A
	$34,740,996	Recent Transaction	Acquisition Cost	45.8% - 100.0% / 82.57%	N/A
	$12,143,527	Yield Analysis	Internal Rate of Return	18.0% / 18.00%	Decrease
	$10,998	Liquidation Net Asset Value	Manager-Provided Net Asset Value (4)	0.11% / 0.11%	N/A
Collateralized Loan Obligations Debt	$54,189,397	Market Quotes	NBIB (1)	67.1% - 100.0% / 91.00%	N/A
	$5,702,651	Yield Analysis	Discount Margin	10.75% / 10.75%	Decrease
	$2,413,841	Recent Transaction	Acquisition Cost	97.0% / 97.00%	N/A

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Flat Rock Global, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.
(2)	Weighted averages are calculated based on fair value of investments
(3)	The impact on fair value measurement of an increase in each unobservable input is in isolation.
(4)	The fair value of those CLO equity and debt positions which have been optionally redeemed are generally valued using a liquidation NAV basis. The liquidation NAV is typically provided by the CLO manager and represents the estimated expected residual value of the CLO as of the end of the period.

4. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

The following table represents the Fund’s unfunded commitments on CLO’s held by the Fund as of September 30, 2023:

	Redemption Frequency/ Expiration Date	As of September 30, 2023
Regatta Echo CLO Warehouse	5/12/2024	$7,650,000
		$7,650,000